Investor Overview November 2014 Exhibit 99.3

Safe Harbor Statement
Certain statements discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, estimates, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations and estimates, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: failure to satisfy the conditions, including required regulatory approvals, of the pending acquisition of SkyWave Mobile Communications Inc., any delay in consummating the acquisition of SkyWave or the failure to consummate the acquisition of SkyWave; the costs and expenses associated with the acquisition of SkyWave;
failure to successfully integrate SkyWave with our existing operations or failure to realize the expected benefits of the acquisition of SkyWave; dependence of
SkyWave’s business on its commercial relationship with Inmarsat and the services provided by Inmarsat, including the continued availability of Inmarsat’s satellites; substantial losses we have incurred and may continue to incur; demand for and market acceptance of our products and services and the applications developed by us and our resellers; market acceptance and success of our Automatic Identification System business; dependence on a few significant customers, including a concentration in Brazil for SkyWave, loss or decline or slowdown in the growth in business from key customers, such as Caterpillar Inc.,
Komatsu Ltd., Hitachi Construction Machinery Co., Ltd., Union Pacific Railroad and Maersk Lines, and other value-added resellers, or VARs, and international value-added resellers, or IVARs for ORBCOMM and Onixsat, Satlink and Sascar, and other value-added Solution Providers, or SPs, for SkyWave; dependence on a few significant vendors or suppliers, loss or disruption or slowdown in the supply of products and services from key vendors, such as Inmarsat plc. and
Amplus Communication Pte Ltd.; loss or decline or slowdown in growth in business of any of the specific industry sectors we serve, such as transportation, heavy equipment, fixed assets and maritime; our potential future need for additional capital to execute on our growth strategy; additional debt service acquired with or incurred in connection with existing or future business operations; our acquisitions may expose us to additional risks, such as unexpected costs, contingent or other liabilities, or weaknesses in internal controls, and expose us to issues related to non-compliance with domestic and foreign laws, particularly regarding our acquisitions of businesses domiciled in foreign countries; the terms of our credit agreement, under which we currently have borrowed $80 million and may borrow an additional $80 million for use with acquisitions, could restrict our business activities or our ability to execute our strategic objectives or adversely affect our financial performance; the inability to effect suitable investments, alliances and acquisitions or the failure to integrate  and effectively operate the acquired businesses; fluctuations in foreign currency exchange rates; the inability of our subsidiaries, international resellers and licensees to develop markets outside the United States; the inability to obtain or maintain the necessary regulatory authorizations, approvals or licenses, including those that must be obtained and maintained by third parties, for particular countries or to operate our satellites; technological changes, pricing pressures and other competitive factors; satellite construction and launch failures, delays and cost overruns of our next-generation satellites and launch vehicles; in-orbit satellite failures or reduced performance of our existing satellites; our inability to replenish or expand our satellite constellation; the failure of our system or reductions in levels of service due to technological malfunctions or deficiencies or other events; our estimated ranges of financial results for the third quarter of 2014 are preliminary, unaudited, subject to completion and additional financial closing procedures and may be revised as a result of management’s and our auditor’s review of our results; significant liabilities created by products we sell; litigation proceedings; inability to operate due to changes or restrictions in the political, legal, regulatory, government, administrative and economic conditions and developments in the United States and other countries and territories in which we provide our services; ongoing global economic instability and uncertainty; changes in our business strategy; and the other risks described in our filings with the SEC. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more detail on these and other risks, please see our “Risk Factors” section in our annual report on
Form 10-K for the year ended December 31, 2013.

(1) Offering is not contingent on the completion of the SkyWave acquisition (1) Offering is not contingent on the completion of the SkyWave acquisition
Offering Summary
Listing: NASDAQ: ORBC
Offering Amount:
Approximately $72 Million (All primary)
Use of Proceeds: For the acquisition of SkyWave
(1)
and general corporate purposes
Underwriter’s Option: 15%
Lock-up: 75 Days
Expected Pricing:
Late in the Week of 11/3
Bookrunners: Raymond James (Active); Canaccord, Macquarie
Co-managers: Craig-Hallum, Chardan

ORBCOMM:  We Are the M2M Solutions Leader
Energy Maritime
Heavy Equipment Transportation
Government Security
•
Asset Tracking & Geolocation
•
Command & Control
•
Reports & Analytics
•
Preventative Maintenance Alerts
•
Supply Chain Visibility
•
Maritime Intelligence
Applications and Benefits
Satellite, Cellular, Dual-Mode & AIS
Network Services
Device Management
Broad Portfolio of Devices
Applications (Analytics, Reports, etc.)

CONNECTING THE WORLD'S ASSETS

ORBCOMM
ORBCOMM
inmarsat
Globalstar
verizon wireless
at&t
T-Mobile
vodafone
ROGERS

ORBCOMM

ORBCOMM’s End-to-End M2M Solutions
CONNECTIVITY
DEVICE
MANAGEMENT HARDWARE APPLICATIONS
Satellite Offerings
GT 1100 & GT 2300
RT 6000
+
& X1
ORBCOMM, Inmarsat &
Globalstar Modems
Subscriber
Management Portal
AssetView
FleetEdge
ReeferTrak
®
CargoWatch
®
Cellular Partnerships

CONNECTING THE WORLD'S ASSETS

DOOSAN

Hub Group

Walmart

SWIFT

AMERICAN INNOVATIONS
BNSF RAILWAY
CN
Carrier
CATERPILLAR
CSX TRANSPORTATION
DANISH MARITIME AUTHORITY
DOOSAN
EMSA
FedEx
FFE
Hirschbach Motor Lines, Inc
HITACHI
Hub Group
HYUNDAI HEAVY INDUSTRIES CO.,LTD.
inthinc
IHS
J.B. HUNT
KOMATSU
Lloyds
LOJACK
MAERSK
MB
PERDUE
POLE STAR
PRIME inc.
Ryder
SPAWAR
SWIFT
Sumitomo Corporation
TARGET
TEREX
Tropicana
UNION PACIFIC
VOLVO
Walmart

ORBCOMM™

World Class Customer Base
Marquee Customers Customer Success Stories
End-to-end telematics solution to track
and monitor Doosan’s global fleet of
construction equipment
Container tracking solution to
identify loading and unloading
events to reduce idle time, improve
utilization and information flow
Dry van trailer tracking and cold
chain management solution for
trucks
Cold chain monitoring and control
solutions for SWIFT’s refrigerated
intermodal fleet

CONNECTING THE WORLD'S ASSETS

sascar
Fleetmatics
MiX Telematics
FLEETCOR
ZONAR
TELULAR
Omnitracs
Trimble
Telit
CalAmp
at&t
ORBCOMM
SkyWave
iridium
KORE
Numerex
vodafone
verizon
SIERRA WIRELESS
Digi

ORBCOMM

Large, Growing M2M Market Opportunity
Increasingly, businesses and governments face the need to track, control, monitor and communicate with fixed and mobile assets located throughout the world
M2M Ecosystem Demand for M2M
Global M2M Subscribers by Year
• Estimated more than 270M M2M units globally
(1)
•
Companies are seeking to improve their visibility
and management of fixed and mobile assets
• Requires access to an asset’s location, condition,
operation and environment and ability to command
and control the asset
•
M2M applications enhance operational efficiencies,
increase safety and security, help end-users comply
with new regulations, and improve profitability
Subscribers by Year in Millions (1)
(1) Global M2M subscribers including satellite and cellular; Source:  Machina Research, 2013
Applications
Network
Enablement
Equipment
270
1,960
2013 2020

CONNECTING THE WORLD'S ASSETS

SkyWave
euroscan
STARTRAK
inmarsat
DOOSAN
NASDAQ
Subscribers
2005
Q1
Q2
Q3
2006
Q1
Q2
Q3
2007
Q1
Q2
Q3
2008
Q1
Q2
Q3
2009
Q1
Q2
Q3
2010
Q1
Q2
Q3
2011
Q1
Q2
Q3
2012
Q1
Q2
Q3
2013
Q1
Q2
Q3
2014E

ORBCOMM™

~
1,200k
(1)
ORBCOMM’S Path to Becoming the M2M Leader
ORBC Listed on              .
16,000 Subscriber         .
Opportunity        .
Acquisition of                 .
Acquisition of                 .
Adjusted EBITDA         .
Breakeven       .
Phase I Agreement
Wins Global              Account
Launch Six OG2           .
.
Satellites               .
~
500k
~
100k
Acquisition of                      .
(1) Over 250k subscribers added post SkyWave
Large
National
Retailer

ORBCOMM at an Inflection Point
NEW CAPABILITIES STRATEGIC GROWTH
NEW OPPORTUNITIES BROADENING REACH
Automated
Identification
System
(AIS)
New Products
& Services
New Satellite
Constellation
New
Vertical
Markets
Growth Drivers
M&A
Regulation
Driven
Demand
New
Geographies
Growing
Distribution
Network

CONNECTING THE WORLD'S ASSETS

ORBCOMM
ORBCOMM

ORBCOMM

OG2 Expands Our Network Capabilities
Automatic Identification Systems (AIS)
• Shipboard broadcast system transmits vessel
identification and position
• Used by government and commercial customers
globally on more than 130,000 vessels daily
• AIS equipped on all OG2 satellites
First six OG2 satellites launched in July; Remaining eleven to launch in 2015
CapEx holiday following completion of the OG2 program
Provides near real-time reporting
Increases unique ship detections
Improved modems
Smaller antennas
Better coverage
Larger message sizes
Faster messaging
• Increased M2M data capabilities driving new sales
opportunities
• Higher capacity – up to 12x OG1
• Higher gain, reduced power requirements

Upgrades Satellite-based M2M Technology

CONNECTING THE WORLD'S ASSETS

| | |
|---|---|
| STARTRAK | |
| par Logistics Management | Hub Group |
| MobileNet | DOOSAN |
| GLOBALTRAK | |
| euroscan | |
| SkyWave | |

ORBCOMM

Strategic Acquisitions Driving Opportunity Expansion
(1) Shipments begin in 4Q14
(2) 5-year agreement
YEAR INVESTMENTS
KEY
VERTICALS
SELECT CUSTOMER WINS
POST-ACQUISITION
2011
Transportation
(Cold Chain Management)
16,000
Subscriber Opportunity
(1)
with a
2012
Transportation
(Cold Chain Management)
28,000
Subscriber Opportunity
2013
Heavy Equipment & Rail
50,000
Subscriber Opportunity
(2)
Government & Security
$4.8M
Opportunity with DLA
2014
Transportation In Progress
Government,
Maritime, Mining,
Energy,
Transportation
To Come
Large National
Retailer

CONNECTING THE WORLD'S ASSETS

ORBCOMM
inmarsat
SkyWave
ORBCOMM
Globalstar

ORBCOMM

Creating the Satellite M2M Industry Standard
ORBCOMM’s standardized
platform unifies three of the
top four satellite M2M networks
MAPP
TM
(Multi-Network Access
Point Platform)
Performance, global coverage, flexibility and ease of use
OG1, OG2
Identical Modem Form Factor
MAPP
ORBCOMM has the deepest experience in
the industry with satellite M2M
interoperability solutions
Identical device footprints, connectors,
programming environment, provisioning
and billing and sells for similar price
points
Seamlessly integrates information &
commands, provisioning, billing and
multi-mode communications for M2M
applications
Allows resellers to choose different
networks per regional deployment or a
combination of networks on a single
device
TM

Acquisition of SkyWave
SkyWave is the largest provider of M2M services over Inmarsat’s network and is the developer of IDP, the next-generation M2M service
SkyWave Statistics
Headquarters: Ottawa,
Canada
Subscribers
(1)
: Over 250,000
Network Partner:
SPs/Distributors: 400+
2014E Revenue
(2)(3)
: $62-63M
2014E Adj. EBITDA
(2)(4)
: $12-13M
Technical Resources: 90+
(1) As of 6/30/2014; Over 250k subscribers added post-transaction
(2)
(3) Adjusted to eliminate intercompany revenues
(4) See Appendix – “Adjusted EBITDA”
COMBINED
TECHNOLOGY
Large Messages
Dual Mode
Terrestrial Partners
Security
GEOGRAPHIC STRENGTHS
North America
South America
Europe
Australasia
MEA
Note:  Full circles represent more favorable characteristics
Management estimate in USD based on available data, and adjusted to reflect Management’s reconciliation from IFRS to U.S. GAAP

SkyWave Provides Geographic Expansion
Expanding Addressable Market Through SkyWave Acquisition
•
SkyWave has access to valuable incremental markets
•
SkyWave has a strong Asian presence - Asian share of satellite M2M market poised to increase from 12.5% in 2014 to 17.4% in 2022
(1)
•
Substantial ORBCOMM OEM sales opportunity for SkyWave services in new territories
(1) Source: Northern Sky Research
Incremental SkyWave/Inmarsat Authorized
ORBCOMM Authorized

Rail
Expanding Our TAM: Increased Opportunity
Trailers
In-Cab, Trucks
Small Machines
Large Machines
Service Vehicles
Pipelines
Tanks
Commercial Utility Metering
Military Vehicles
Containers
Police/Fire/First Responders
Commercial Buoys
Commercial Ships
Recreational Ships
Transportation
OG1
OG2 Dual Mode
SkyWave
Combined
Heavy Equipment
Energy
Maritime
Government & Security

Transaction Opportunities and Benefits
SkyWave creates numerous post-deal opportunities for ORBCOMM
(1)
:
•
A leader in satellite-based M2M
•
Over $150M combined revenue
(2)
;
over 1.2M
combined subs
•
Nearly 200 combined technical
resources
•
Global geographic coverage
•
Broadest product distribution
.
•
Widest product assortment
.
•
Cost synergies from efficiencies
•
Product cost reductions
•
Reduced technology redundancies
•
Enlarge addressable market
•
Cross-selling into the channel
•
Enhanced technical capabilities
•
Creates standard platform for
the satellite M2M market
•
New joint sales and
development opportunities
•
Scale across two leading satellites
networks                     .
•
Potential opportunities around
future constellations
Adds
Significant
Scale
Substantial
Synergy
Opportunities
Deepens Existing
Inmarsat
Relationship
(1)
The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial position of
ORBCOMM and SkyWave on a combined basis and should not be taken as a representation of ORBCOMM’s future consolidated results of operations or financial position. See “Safe Harbor Statement”
(2)
Pro forma for SkyWave acquisition; See page 22

17 FINANCIAL OVERVIEW

Transaction Summary
Net Transaction Value: $122.5 million
(1)
Financing Sources:
•
Macquarie debt facility expansion
•
Equity offering proceeds (2)
Estimated Synergies: Approximately $2-$4 million of annualized cost synergies
Estimated Transaction
Multiple:
9x Pre-synergy SkyWave 2015E EBITDA Contribution
(3)
7x Post-synergy SkyWave 2015E EBITDA Contribution
(3)
Closing Conditions:
•
FCC and Industry Canada approval
•
SkyWave shareholder approval
(4)
Anticipated Closing: January 2015
(1)
$130 million payable to SkyWave shareholders less $7.5 million paid to ORBCOMM by Inmarsat under the Inmarsat Agreement
(2)
Offering is not contingent on the completion of the SkyWave acquisition
(3)
Multiple based on midpoint of expected pre- and post-synergy 2015E SkyWave EBITDA contribution
(4)
Holders of more than 90% of SkyWave’s outstanding shares have entered into a voting agreement, pursuant to which they have agreed to vote their shares in favor of the acquisition

SkyWave Financial Overview
Revenue
(1)(2)
Adjusted EBITDA
(2)(3)
(in $Ms) (in $Ms)
(1) Adjusted to eliminate intercompany revenues
(2) Management estimate in USD based on available data, and adjusted to reflect Management’s reconciliation from IFRS to U.S. GAAP
(3) See Appendix – “Adjusted EBITDA”
•
Long-term track record of consistent revenue growth
•
Historically over 50% of total revenue has been recurring in nature
•
Opportunity for EBTIDA margin expansion and strong synergy realization
$62-63
$12-13
$56
$9
2013A 2014E
2013A 2014E

CONNECTING THE WORLD'S ASSETS

DOOSAN

Hub Group

SkyWave

ORBCOMM

ORBCOMM

ORBC Highlights and Developments:  Q3 & Q4
Execution of growth strategy and strong customer
wins drive attractive growth prospects
•
Phase I Launch of second generation constellation OG2 completed
•
Approximately 20,000 subscriber additions expected over the next 75 days from the following three customers: , &
–
20,000 compares to 600 subscriber additions in 3Q14 for the same customers
–
Of the 20,000 expected additions, 17,500 are OG2 enabled
•
Acquisition of :
–
Over 250k subscribers to be added
–
$12-13 million of 2014E Adjusted EBITDA
(1)(2)
based on available results
–
Over 400 complementary distribution and solution providers
Large National
Retailer
(1)  Management estimate in USD based on available data, and adjusted to reflect Management’s reconciliation from IFRS to U.S. GAAP
(2)  See Appendix – “Adjusted EBITDA”

ORBCOMM 3Q14 Preliminary Results
(1)
•
3Q14 Total Revenues increased 17% YoY to
$23.1M
•
3Q14 Adjusted EBITDA of $3.7M
•
3Q14 Adjusted EBITDA includes non-recurring
one-time costs associated with:
– refinancing long-term debt;
– satellite launch-related costs; and,
– activities to win significant deals
•
4Q14 expected to exceed prior highs for
quarterly customer shipments
•
Expecting 4Q14 revenues in the range of
$28-30M
3Q14
Preliminary
Results
Service Revenues $    15.2
Product Sales 7.9
Total Revenues 23.1
Adjusted EBITDA $      3.7
(in $Ms)
Productive 3Q14 culminating in 4Q14 product shipments
that will drive higher recurring service revenues
(1)
See Appendix – “Preliminary Results” and “Adjusted EBITDA”

Forward Outlook
(1)
•
2015E Pro Forma Revenue is expected to be $170-190 million
(2)(3)
•
2015E Pro Forma Adjusted EBITDA is expected to be $40-45 million
(2)(3)(5)
(1)
(2) Including SkyWave assuming transaction closed on January 1, 2013. Management estimate in USD based on available data, and adjusted to reflect Management’s reconciliation from IFRS to U.S. GAAP
(3) Based on Management’s planning and other factors. Actual results may differ materially from forward outlook as a result of risks and uncertainties. See “Safe Harbor Statement”
(4) Adjusted to eliminate intercompany revenues
(5) See Appendix – “Adjusted EBITDA”
(6) Historical Pro Forma Adjusted EBITDA amounts do not reflect the elimination of Canadian investment tax credits that were available to
SkyWave (2013: $1.2M; 2014E: $0.6M)
Pro Forma ORBCOMM
(2)
2013A 2014E 2015E
Total Revenues
(4)
$  131 $   157-160 $  170-190
Adjusted EBITDA
(5)
$    26 $       29-31 $      40-45
(in $Ms)
(6) (6)
(3) (3)
The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial position of ORBCOMM and SkyWave on a combined basis and should not be taken as a representation of ORBCOMM’s future consolidated results of operations or financial position

Our Target Model Post-Acquisition
Historical Pro Forma
1H 2014
(1)
Five Year Goal
(2)
Annual Service Revenue Growth Rate 10% ~20%
Service % of Total Revenue 63% 65 – 70%
Service Revenue Margin 68% 70 – 75%
Total Gross Margin 51% 60 – 65%
Adjusted EBITDA
(3)
19%
(4)
32.5 – 37.5%
Our business model is characterized by high operating leverage and we are investing to accelerate growth
$350 - 400M Total Revenue
~$210 - 260M Gross Profit
~$114 - 150M Adj. EBITDA
(1)
The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial position of
ORBCOMM and SkyWave on a combined basis and should not be taken as a representation of ORBCOMM’s future consolidated results of operations or financial position
(2)
The foregoing do not represent projections for any period but rather represent long-term objectives that management utilizes as goals in managing the Company’s business. Achievement of these long-term objectives is (i) subject to significant economic, competitive, business, and other risks and uncertainties, and (ii) dependent upon successful execution on the Company’s business plan including successful integration of any significant acquisitions. The Company undertakes no duty to update these goals.
(3)
See Appendix – “Adjusted EBITDA”
(4)
Historical Pro Forma Adjusted EBITDA amounts do not reflect the elimination of Canadian investment tax credits that were available to SkyWave
(1H2014: $0.3M)

# Connecting The World's Assets

*Our people. Our networks. Our solutions. We are M2M.*

CONNECTING THE WORLD'S ASSETS

•
Leader in M2M communications and solutions
•
Growing world class customer base includes large recent wins
•
Deepening Inmarsat relationship creates a satellite M2M standard
•
Productive 3Q14 expected to drive all time high customer shipments in 4Q14
•
Accretive SkyWave acquisition provides access to new opportunities
•
Full deployment of OG2 in 2015 sets stage for extended CapEx holiday

25 APPENDIX

Pro Forma Capitalization
(1)
(in $Ms)
June 30, 2014
Adjusted
Actual
6/30/14
As Adjusted for
Refinancing
As Further
Adjusted for this
Offering
Pro Forma as
Further Adjusted
for the Acquisition
Cash
(2)
$   48.7 $   81.8 $   149.6 $   85.6
Debt:
Term & Revolving Loan
(3)
80.0 80.0 150.0
Note payable 45.0
Note payable, related party 1.6 1.6 1.6 1.6
Total debt 46.6 81.6 81.6 151.6
Total equity
(4)
$   234.8 $   234.8 $   302.6 $   298.6
(5)
(5)
(1)
The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial position of
ORBCOMM and SkyWave on a combined basis and should not be taken as a representation of ORBCOMM’s future consolidated results of operations or financial position
(2)
Adjustments are based on Net Proceeds from Financings less Management's estimates for discounts, fees and expenses, and assumes debt refinancing of $80M; equity offering gross proceeds of approximately $72M and, acquisition loan of $70M
(3)
Term loan for $70 million and Revolving loan for $10 million; Acquisition term loan accordion of $70 million
(4)
Increases in common stock and additional paid in capital less transaction fees
(5)
Adjusted based on SkyWave’s Purchase Price of $130 million plus $4.0 million in acquisition- and integration- related fees and costs. Fees charged to equity

Preliminary Results
Management has prepared the estimates for the quarter ended September 30, 2014 presented in this Investor
Overview in good faith based upon the most recent information available to management from our internal reporting procedures as of the date of this Investor Overview. These estimated results are preliminary, unaudited, subject to further completion, reflect our current good faith estimates, are subject to additional financial closing procedures and may be revised as a result of management’s further review of our results, and any adjustments that may result from the completion of the review of our condensed consolidated financial statements. We and our auditors have not completed our normal quarterly review as of and for the third quarter ended September 30, 2014, and there can be no assurance that our final results for this quarterly period will not differ from these estimates. Any such changes could be material. During the course of the preparation of our condensed consolidated financial statements and related notes as of and for the quarter ended September 30, 2014, we may identify items that would require us to make material adjustments to the preliminary financial information presented above. We assume no duty to update these preliminary estimates except as required by law.
Our condensed consolidated financial statements and related notes as of and for the quarter ended
September 30, 2014 are not expected to be filed with the SEC until after this offering is completed. Our actual results may differ materially from the third quarter 2014 estimates presented in this Investor Overview.
Accordingly, you should not place undue reliance on these preliminary estimates. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with accounting principles generally accepted in the United States, or U.S. GAAP. In addition, these preliminary estimates as of and for the quarter ended September 30, 2014 are not necessarily indicative of the results to be achieved for any future period.

Adjusted EBITDA
EBITDA is defined as earnings attributable to us before interest income (expense), provision for income taxes and depreciation and amortization. We believe EBITDA is useful to our management and investors in evaluating operating performance because it is one of the primary measures used by us to evaluate the economic productivity of our operations, including our ability to obtain and maintain our customers, our ability to operate our business effectively, the efficiency of our employees and the profitability associated with their performance. It also helps our management and investors to meaningfully evaluate and compare the results of our operations from period to period on a consistent basis by removing the impact of our financing transactions and the depreciation and amortization impact of capital investments from our operating results. In addition, our management uses EBITDA in presentations to our board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of our annual operating budget. We also believe that EBITDA, adjusted for stock-based compensation expense, non-controlling interests, impairment loss, non-capitalized satellite launch and in-orbit insurance, insurance recovery, and acquisition- and integration-related costs (“Adjusted
EBITDA”) is useful to investors to evaluate our core operating results and financial performance and our capacity to fund capital expenditures, because it excludes items that are significant non-cash or non-
recurring expenses reflected in the condensed consolidated statements of operations. EBITDA and Adjusted
EBITDA are not performance measures calculated in accordance with U.S. GAAP. While we consider EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net income (loss) or other measures of financial performance prepared in accordance with U.S. GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.

Adjusted EBITDA
The following is a reconciliation of Adjusted EBITDA to net income (loss) attributable to ORBCOMM Inc. for the year ended December 31, 2013 and the preliminary results for the quarter ended September 30, 2014.
(In $Ms) Fiscal Year
2013
3Q14
Preliminary
Estimated
Net Income (Loss) attributable
to ORBCOMM Inc.
$     4.6 $ (0.1)
Net interest (income) expense 0.0 (0.0)
Provision for income taxes 1.3 0.1
Depreciation and amortization 6.0 2.5
EBITDA $   11.9 $    2.5
Stock based compensation 3.0 0.9
Non-controlling interest 0.2 0.0
Acquisition-related costs 1.7 0.2
In-orbit insurance 0.0 0.1
Adjusted EBITDA $   16.7 $    3.7
Note: In May 2014, ORBCOMM modified its definition of Adjusted EBITDA to adjust for acquisition-related costs and non-capitalized satellite launch and in-orbit insurance when incurred, to better reflect the on-going business.
(1)Differences in sums due to rounding
(1)